EXHIBIT 10

                              CONSULTING AGREEMENT

     This Agreement is made and entered into as of the 31st day of March, 2003, by and between John R. Rice, III, with officers at 515 Madison Avenue, New York, New York 10022 (the "Consultant"), and Tantivy Group, Inc., a corporation organized under the laws of the State of Nevada with principal offices at 300 Jackson Avenue, Columbus, GA 31901 (the "Company").

     WHEREAS, Consultant has rendered valuable consulting services to the Company and shall continue to render such services from time to time; and

     WHEREAS, the parties hereto desire to memorialize Consultant's services and compensate Consultant therefor;

     NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The Company hereby recognizes and agrees that Consultant has rendered, and will continue to render consulting advice to the Company specifically relating to transactions not of a capital raising nature, consisting of, but not limited to, consulting for mergers and acquisitions, strategic planning, corporate organization and structure, corporate filings and other general services in connection with proposed mergers with various companies ("Consulting Services").

2. In consideration for the Consulting Services rendered and to be rendered by Consultant to the Company, the Company hereby agrees to issue to Consultant 500,000 shares of common stock of the Company (the "Shares"). Consultant hereby acknowledges that the aforementioned Shares are in full payment for the services rendered.

3. The Shares will be registered by the Company pursuant to a Registration Statement on Form S-8, pursuant to the Securities Act of 1933 on Form S-8 as promptly as practicable, and as such, will have no restrictive legend on them or other restrictions on transfer or resale.

4. Consultant has performed, and will perform the Consulting Services described herein as an independent contractor, and not as an employee of the Company or affiliate thereof.

5. The terms of this Agreement shall be for a period of one (1) year from the date hereof.

6. This Agreement between the Company and the Consultant constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, among the parties with respect to the matters set forth herein.

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7.   Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand delivered or sent
     (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth above, or to such other address as either party may notify the other in writing.

8. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto, their respective successors, legal representatives and assigns.

9. This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

10. This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes and cancels any prior communications, understandings and agreements between the parties. This Agreement is non-exclusive and cannot be modified or changed, nor can any of its provisions be waived, except by written agreement signed by all parties.

11. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties at the addresses above, and to the attention of the persons that have signed below.

12. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York, and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts of the State of New York located in New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objections they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth above.

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IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed, as of the day and year first above written.




                                            /s/  John R. Rice, III
                                            -----------------------------------
                                            John R. Rice, III, Consultant

                                            TANTIVY GROUP, INC.



                                            By:  /s/  Stephen D. Cummins
                                               --------------------------------
                                                      Stephen D. Cummins,
                                                      President